Registration Nos. 33-11780 and 811-5023

  As filed with the Securities and Exchange Commission on May 11, 1998
=======================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 15

                                      and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 18

              TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                        TEMPLETON FUNDS ANNUITY COMPANY
                              (Name of Depositor)

            100 Fountain Parkway, St. Petersburg, Florida  33716-1205
             (Address of Depositor's Principal Executive Offices)
                 Depositor's Telephone Number  (813) 823-8712

                              Robert W. Smith
                        Templeton Funds Annuity Company
                              100 Foutain Parkway
                       St. Petersburg, Florida 33716-1205
                    (Name and Address of Agent for Service)

                                   Copies to:
                                Karen L. Skidmore
                            777 Mariners Isld. Blvd.
                               San Mateo, CA 94402

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)
[ ] On ____  pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph(a)(1)
[ ] on _____________ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph(a)(2)of Rule 485


Title of Securities Being Registered:
 Templeton Funds Retirement Annuities

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previous filed post-effective amendment.


PAGE


              TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
                             CROSS REFERENCE SHEET

Item No.                                        Caption(s)

            PART A
1                                   Cover Page
2                                   Glossary of Special Terms
3                                   Summary
4                                   Annuity Unit Values
5                                   Templeton Funds Annuity Company; The
                                    Separate Account; Templeton Stock
                                    Fund; Voting Rights
6                                   Deductions and Charges
7                                   The Annuities; Substitution of Securities
                                    and b:Other Changes; Cover Page
8                                   The Annuities
9                                   The Annuities
10                                  Purchase of Annuities; The Annuities;
                                    Templeton Funds Annuity Company
11                                  N/A
12                                  Tax Information
13                                  N/A
14                                  Statement of Additional Information Table of
                                    Contents
            PART B
15                                  Cover Page
16                                  Table of Contents
17                                  Templeton Funds Annuity Company
18                                  Templeton Funds Annuity Company;
                                    Independent Accountants
19                                  N/A
20                                  Templeton Funds Annuity Company; Purchase
                                    of Annuities (in prospectus)
21                                  N/A
22                                  N/A
23                                  Financial Statements -- Templeton Funds
                                    Retirement Annuity Separate Account;
                                    Financial Statements -- Templeton Funds
                                    Annuity Company

PAGE


                                     PROSPECTUS


                                    MAY 11, 1998


                           TEMPLETON RETIREMENT ANNUITIES


                    ISSUED BY TEMPLETON FUNDS RETIREMENT ANNUITY
                                  SEPARATE ACCOUNT
                                         OF
                          TEMPLETON FUNDS ANNUITY COMPANY
                                100 Fountain Parkway
                         St. Petersburg, Florida 33716-1205
                              Telephone (800) 774-5001


A TEMPLETON RETIREMENT ANNUITY ("Annuity") is an immediate variable annuity. The Annuities are available only to an investor who has maintained a Franklin
Templeton Tax Deferred Retirement Plan ("Plan") with one of the Franklin Templeton Mutual Funds for a period of at least one year and wishes to use all or a portion of his or her Plan to purchase an Annuity. The Annuities will not be available to any investor who resides in a state where the Annuities may not lawfully be sold. The minimum amount required to purchase an Annuity is $10,000. The Annuities are sold without a sales charge. Once Annuity Payments commence, the purchase price may not be refunded or redeemed.

Currently, new annuity contracts are not being offered or sold.


The Annuities are issued pursuant to either (i) a Group Contract between Templeton Funds Annuity Company (the "Company") and Franklin Templeton Trust Company (the "Contractholder") and represent participations in the Group Contract or (ii) an Individual Contract between the Company and an individual Contractowner ("Individual Contractowner"). Both Individual Contracts and Group Contracts are referred to in this Prospectus by the term "Contract." All assets under the Contracts are invested, through Templeton Funds Retirement Annuity Separate Account (the "Separate Account"), in Class 1 shares of Templeton Stock Fund (the "Stock Fund"), a series of the Templeton Variable Products Series Fund. The value of the Annuities, and the amount of each Annuity Payment, will vary with the performance of the Stock Fund - Class 1.

Shares of the Stock Fund are not deposits of or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus sets forth concisely information about the Annuities and the Separate Account that a prospective investor should know before investing.


A Statement of Additional Information (the "SAI") dated May 11, 1998, is on file with the Securities and Exchange Commission and is, in its entirety, incorporated by reference into and made a part of this Prospectus. (See page ___for the Statement of Additional Information Table of Contents.) A copy of the SAI is made available upon request and without charge by calling or writing Templeton Funds Annuity Company at the address indicated above.

THIS PROSPECTUS SHOULD BE ACCOMPANIED BY A CURRENT PROSPECTUS OF TEMPLETON STOCK FUND - CLASS 1. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                                 TABLE OF CONTENTS

                                                            PAGE
Glossary of Special Terms .................................

Expense Table .............................................

Summary ...................................................

Templeton Funds Annuity Company ...........................

The Separate Account ......................................

Templeton Stock Fund ......................................

Purchase of Annuities .....................................

The Annuities .............................................
           Payment Options ................................
           Beneficiaries...................................
           Annuity Payments ...............................
           Annuity Units ..................................
           Value of the Separate Account ..................
           Delays in Valuation and Payment ................

Deductions and Charges ....................................

Tax Information ...........................................
           Internal Revenue Code Limitations ..............
           Federal Income Tax Status.......................
                  (a) Federal Tax Status of the Company and the Separate Account
                  (b) Federal Tax Status of Annuitants ....
                  (c) Withholding .........................

Voting Rights .............................................

Substitution of Securities and Other Changes ..............


Performance Information ...................................


Statement of Additional Information Table of Contents .....

Appendix A--Compliance with Internal Revenue Code Rules ...

Appendix B--Dollar Value of First Monthly Payment .........

                             GLOSSARY OF SPECIAL TERMS

ANNUITANT                   A person on whose life the Annuity Payments are
                            based.
ANNUITY                     A Templeton Retirement Annuity issued pursuant to
                            the Contracts.

ANNUITY BENEFITS            Those benefit payments, including Annuity
                            Payments, made to an Annuitant, a Joint Annuitant, one or more Beneficiaries and/or any of their respective estates under the terms of the Contracts.

ANNUITY PAYMENTS            The monthly payments made in accordance with the
                            Annuity Option elected by the Participant under the Group Contract or the Individual Contractowner under an Individual Contract. Annuity Payments will be determined by applying the initial contribution, less any applicable taxes, to the tables shown in Appendix B hereto.


ANNUITY PURCHASE DATE       The date the contribution is made and the order to
                            purchase the Annuity is effected.

ANNUITY UNIT                An accounting unit of measure used to calculate
                            the dollar amount of Annuity Payments and Annuity
                            Benefits. The value of an Annuity Unit fluctuates generally with the value of the Stock Fund.


APPLICANT                   A Plan accountholder who submits an application or
                            enrollment form requesting that his or her Plan purchase an Annuity.

BENEFICIARY                 A person or persons designated by a Participant to
                            receive benefits under an Annuity, if any, payable after the last death of an Annuitant and any Joint
                            Annuitant.

BUSINESS DAY                Any day on which the New York Stock Exchange is
                            open for business.

COMPANY Templeton Funds Annuity Company, a Florida insurance company which maintains the Separate Account and issues the Annuities.


GROUP CONTRACTHOLDER        Franklin Templeton Trust Company, a trust company
                            chartered under California law, and its successors and assigns.

FRANKLIN TEMPLETON GROUP    All U.S. registered investment companies in the
OF FUNDS                    Franklin Group of Funds(R) and the Templeton Group
                            of Funds. (See "The Annuities.")


GROUP CONTRACT              The Group Retirement Annuity Contract number
                            GA-002 between the Company and the Contractholder.

INDIVIDUAL CONTRACT         An individual Retirement Annuity Contract between
                            the Company and an Individual Contractowner.

INDIVIDUAL CONTRACTOWNER    An individual or individuals entitled to the
                            ownership rights stated in the Individual Contract and in whose name the Contract is issued.

JOINT ANNUITANT             A person other than the Annuitant designated by
                            the Participant as a person on whose life Annuity
                            Payments may also be based.


PARTICIPANT                 An Applicant whose application or enrollment form
                            requesting that his or her Plan purchase an Annuity has been approved. A Participant will generally also be an Annuitant.

PAYMENT DATE                A day on which the value of Annuity Units for a
                            given Annuity Payment is calculated.


PERIODIC CHARGE             An amount deducted periodically from the Separate
                            Account to compensate the Company for assuming mortality and expense risks. (See "Deductions and Charges.")

PLAN Any one of the group of Franklin Templeton Tax Deferred Retirement Plans offered in connection with the Franklin Templeton Mutual Funds, and for which the Contractholder acts as trustee or custodian, to provide for the accumulation of retirement funds for individuals or groups of individuals under which at least a part of the accumulation is tax deferred under the Internal Revenue Code and under which an Annuity may be purchased. These Plans currently include the Franklin Templeton Individual Retirement Account ("IRA"), the Franklin Templeton Simplified Employee Pension ("SEP-IRA"), Franklin Templeton "403(b)" retirement plans for employees of tax exempt organizations, Franklin Templeton "401(k)" plans and qualified plans for corporations, self employed individuals and partnerships, and are held for the individuals or groups by Franklin Templeton Trust Company as trustee or custodian.

SEPARATE ACCOUNT            Templeton   Funds   Retirement   Annuity   Separate
                            Account,   a  separate   account  of  the   Company
                            registered   with  the   Securities   and  Exchange
                            Commission  as  a  unit   investment   trust.   The
                            Separate  Account invests all its assets in Class 1
                            shares  of  the  Stock  Fund.  The  assets  of  the
                            Separate   Account  are  not  commingled  with  the
                            general  assets of the Company,  and the investment
                            performance   of  the  Separate   Account  is  kept
                            separate from that of the general assets of the Company.

STOCK FUND                  Templeton Stock Fund, a series of Templeton
                            Variable Products Series Fund, a registered open-end management investment company. The
                            Contracts' assets will be invested by the Separate
                            Account in Class 1 shares of the Stock Fund.

                                   EXPENSE TABLE

Separate Account Annual Expenses
(As a percentage of average account value)

Mortality and Expense Risk Fee ..............................0.80%
Administration Fee ..........................................0.30%
Total Separate Account Annual Expenses ......................1.10%


Templeton Stock Fund - Class 1 Annual Expenses
(As a percentage of Fund average net assets)*

Management   Fees    ...........................................0.69%
Other Expenses    ..............................................0.19%
Total Fund  Operating  Expenses  ...............................0.88%

*Management Fees and Total Fund Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual Management Fees and Total Fund Operating Expenses before May 1, 1997 were lower. See the Stock Fund prospectus for details.

The purpose of this Expense Table is to help you understand the costs of investing directly in the Contract. The Expense Table reflects expenses of the Separate Account as well as the Stock Fund. Except as noted above, the Stock Fund's operating expenses are based on the historical expenses for the fiscal year ended December 31, 1997. Actual expenses may be greater or less than those shown.


                                      SUMMARY

A Templeton Retirement Annuity is an immediate variable annuity designed to be used to distribute the benefits of tax deferred retirement plans. The Annuities are available only to persons who have maintained an account in a Plan for at least one year. The minimum Annuity purchase is $10,000. Once Annuity Payments commence, the purchase price may not be refunded or redeemed.


The Participant may select an assumed annual interest rate of 3% or 7% and from a variety of payment options based on his life (or his life and that of a Joint Annuitant) or for a period certain (see "Payment Options"). The value of the first Annuity Payment depends on the amount invested, the assumed annual interest rate specified and the Annuity Payment option selected by the Participant. The amount of each Annuity Payment thereafter will fluctuate based on the performance of the underlying mutual fund in which the Annuity assets are invested (see "Templeton Stock Fund"). The investment objective of the Stock Fund is capital growth through a flexible policy of investing in common and preferred stocks issued by companies, large and small, in various nations throughout the world.


The Annuities are available under the Group Contract issued to the Contractholder by the Company. In those states where the Group Contract may not be offered, an Individual Contract, with substantially similar terms, will be issued to the Applicant. All obligations under the Contracts are obligations of the Company. All assets under the Contracts are held in a segregated account of the Company and are not chargeable with other liabilities of the Company (see "The Separate Account").


The Annuities are sold without a sales charge. Any applicable state premium taxes are deducted, as required, from the initial contribution or from Annuity Payments or Annuity Benefits. The Company assesses a total charge on an annual basis of 1.1% of assets of the Separate Account as compensation for Separate Account expenses and for assuming expense and mortality risks. The Company guarantees that these charges will not increase for Annuities already issued (see "Deductions and Charges"). Expenses of Stock Fund - Class 1 are described in its prospectus.


                          TEMPLETON FUNDS ANNUITY COMPANY


Templeton  Funds Annuity  Company (the  "Company"),  100 Fountain  Parkway,  St.
Petersburg, Florida 33716-1205, is the sponsor of the Separate Account. The Company was organized as a Florida corporation on January 25, 1984 and is licensed to engage in the life insurance business in Florida. The Company is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (See "Templeton Funds Annuity Company" in the SAI for additional information.)


                                THE SEPARATE ACCOUNT


The Separate Account was established on February 4, 1987, by resolution of the Board of Directors of the Company and is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust. This registration does not involve any supervision by the Commission of the administration or investment practices or policies of the Separate Account or of the Stock Fund. The Separate Account invests its assets, net of certain expenses (see "Deductions and Charges"), exclusively in the Stock Fund. Although empowered to establish subaccounts which may make other investments, the Separate Account has no present intention of so doing.


The Separate Account is administered and accounted for as part of the general business of the Company, but the income and capital gains or losses from assets allocated to the Separate Account, whether or not realized, are, in accordance with the resolution establishing the Separate Account, credited to or charged against those assets without regard to other income, gains or losses of the Company. The assets of the Separate Account are not chargeable with liabilities arising out of any other business of the Company. The obligations arising under the Contracts are obligations of the Company.


                                TEMPLETON STOCK FUND

IMPORTANT NOTE: THE PREVIOUSLY ANNOUNCED MERGER OF THE TEMPLETON VARIABLE ANNUITY FUND (THE "VARIABLE ANNUITY FUND") AND THE TEMPLETON STOCK FUND (THE "STOCK FUND") IS EXPECTED TO BE COMPLETED IN MAY 1998. FROM ITS INCEPTION UNTIL THE MERGER IS COMPLETED, THE SEPARATE ACCOUNT INVESTED 100% OF ITS ASSETS IN THE VARIABLE ANNUITY FUND. AS A RESULT OF THE MERGER, THE SEPARATE ACCOUNT WILL RECEIVE CLASS 1 SHARES OF THE STOCK FUND EQUAL IN VALUE TO THE VARIABLE ANNUITY FUND SHARES PREVIOUSLY OWNED BY THE SEPARATE ACCOUNT. AFTER THE MERGER, ANNUITY PAYMENTS UNDER THE CONTRACTS WILL BE CALCULATED IN THE SAME MANNER AS EARLIER PAYMENTS, BUT WILL BE BASED ON THE PERFORMANCE OF THE STOCK FUND - CLASS 1.

The Stock Fund is a diversified series of Templeton Variable Products Series Fund ("Trust"), which is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on February 25, 1988. The Stock Fund's Class1 shares are used as a funding vehicle for the Contracts as well as variable annuity and variable life insurance contracts issued by TFAC and other unrelated insurance companies. The Stock Fund's investment objective is capital growth. It invests primarily (normally at least 65% of its assets) in common and preferred stocks issued by companies, large and small, in various nations throughout the world. The Stock Fund's Investment Manager is Templeton Investment Counsel, Inc., an affiliate of the Company. A prospectus containing more complete information concerning the Stock Fund accompanies this Prospectus and should be read carefully before purchasing an Annuity.

                               PURCHASE OF ANNUITIES

Currently, new Annuity Contracts are not being offered or sold.


Applications and enrollment forms for requesting the purchase of an Annuity are available from Templeton Funds Annuity Company, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205. Annuities are available on a continuing basis only to eligible persons and are sold with no sales charge. Persons eligible to request the purchase of an Annuity are those who have maintained an account in a Plan for at least one year prior to the Annuity Purchase Date. The
Contractholder will determine whether each Applicant meets the eligibility requirements. For each eligible Applicant requesting to have an Annuity purchased by his Plan, the Contractholder acting in its capacity as custodian or trustee under the particular Plan will effect the purchase of an Annuity in accordance with the Applicant's instructions. Annuity purchases will be effected only for Applicants who reside in states where the Annuities may lawfully be sold.


To arrange for the purchase of an Annuity, each Applicant must return a properly completed application or enrollment form to the Company together with any other forms which the Company may require. The form contains an authorization for the Contractholder, as trustee or custodian under the Applicant's Plan, to use a specified amount of Plan assets to purchase an Annuity. The minimum amount for purchase of an Annuity is $10,000. After the Contractholder has reviewed each application or enrollment form to determine eligibility, the Company will notify each Applicant whether his or her request to have an Annuity purchased has been approved. Each approved Applicant covered by the Group Contract will be sent a certificate confirming the terms, the Annuity Payment option and amount of the Annuity selected as well as the identity of the Annuitant, any Joint Annuitant and Beneficiaries. The certificate will also describe applicable terms of the Group Contract. Other approved Applicants will receive their own Individual Contract.

Each order to purchase an Annuity will be effected on the 10th Business Day prior to the first day of the month or on such earlier Business Day as the Company, in its sole discretion, may determine. On each such day, the payment for each approved application or enrollment request will be transferred from the applicable Plan and invested in accordance with the Contract at the Annuity Unit value determined on that day (see "Annuity Units"). (Prior to such transfer, amounts to be transferred from Plans will continue to be invested under such Plans.) Completed application or enrollment forms must be received by the Company at least 10 days prior to a Business Day on which the Company effects orders to purchase Annuities in order for the order to be processed on that latter date. Applicants whose application or enrollment forms are not complete or are not timely received will be notified that the order will be processed on the next day on which orders are effected, provided any additional necessary information is timely provided. An Applicant may withdraw his or her request for application or enrollment at any time before the Annuity Purchase Date.

                                   THE ANNUITIES


The Annuities are offered only to persons who have maintained an account for at least one year in a Franklin Templeton Tax Deferred Retirement Plan ("Plan") with any one or more of the Franklin Templeton Mutual Funds. The Annuities are designed to permit such persons, on or after the retirement date permitted under the applicable Plan, to instruct the Contractholder, in its capacity as custodian or trustee under the Plan, to have the Plan purchase an immediate variable annuity having a payout option selected by the Applicant (see "Payment Options"). Once Annuity Payments commence, the purchase price may not be refunded or redeemed, and no exchanges may be made to another Franklin Templeton Mutual Fund. Benefits payable under the Annuities will vary in amount based on the performance of the Stock Fund's Class 1 shares. The Company guarantees that the dollar amount of Annuity Payments for Annuities already issued will not be affected by the changes in the expense assumptions used in determining the first Annuity Payment. However, because the Stock Fund in which assets used to purchase the Annuity are invested fluctuates in value daily, there can be no guarantee that the remaining value of an Annuity (net of deductions and charges), together with any Annuity Payments already made, will at any given time exceed or even equal the amount of assets used to purchase the Annuity.


PAYMENT OPTIONS

Annuity Payments will be made monthly. The value of the first Annuity Payment is determined as indicated in Appendix B, based on the amount of contribution and the payment option specified in the application or enrollment form, which may be one of the following:

     Option I--Life Annuity--An Annuity payable monthly during the lifetime of the Annuitant. The Annuity will stop with the last Annuity Payment due prior to the death of the Annuitant. Only one Annuity Payment would be made under this Option if the Annuitant dies before the second Annuity Payment is due; only two Annuity Payments would be made if the Annuitant dies before the third Annuity Payment is due, etc.

     Option  II--Life  Annuity  with 60 or 120 Monthly  Payments  Guaranteed--An
     Annuity payable monthly during the lifetime of an Annuitant with a guarantee that if, at the death of the Annuitant, Annuity Payments have been made for less than 60 or 120 months, as elected, then Annuity Payments will be continued thereafter, to a Beneficiary designated by the Participant during the remainder of said period.

     Option III--Joint and Last Survivor Annuity--An Annuity payable monthly during the joint lifetime of the Annuitant and a designated Joint Annuitant. Upon the death of the Annuitant, Annuity Payments will be made to the Joint Annuitant during the Joint Annuitant's remaining lifetime at a level of 100%, 75% or 50% of the original level, as elected by the Participant. This percentage is selected by the Participant in his application or enrollment form. Under this Option, only one Annuity Payment would be made if both the Annuitant and the Joint Annuitant die before the second Annuity Payment is due; only two Annuity Payments would be made if they both die before the third Annuity Payment is due, etc.

     Option IV--Joint and Last Survivor Annuity with 60 or 120 Monthly Payments Guaranteed--An Annuity payable monthly during the joint lifetime of an Annuitant and a Joint Annuitant with no reduction in amount after the death of the Annuitant and with a guarantee that if, at the latter death of either the Annuitant or the Joint Annuitant, Annuity Payments have been made for less than 60 or 120 months as elected, then Annuity Payments will be continued thereafter to a Beneficiary designated by the Participant during the remainder of said period.

     Option V--Unit Refund Life Annuity--An Annuity payable monthly during the lifetime of an Annuitant, ceasing with the last Annuity Payment due prior to the death of the Annuitant with a guarantee that, at the death of the Annuitant, the Beneficiary will receive in one sum the then dollar value of the number of Annuity Units equal to (1) the total net amount applied to purchase the Annuity divided by the Annuity Unit value used to determine the first Annuity Payment, minus (2) the product of the number of the Annuity Units represented by each payment and the number of payments made. No payment will be made if the difference of (1) minus (2) is negative.

Other payment options may be arranged subject to prior approval by the Company.

See "Tax Information--Internal Revenue Code Limitations," regarding limitations and other requirements which should be considered when selecting a payment option. For Internal Revenue Code requirements which may modify payments under the Annuity options in certain cases, see Appendix A.

BENEFICIARIES

An Applicant for an Annuity may designate a Beneficiary or Beneficiaries to receive any remaining payments or sums which may become payable upon the last death of the Annuitant and the Joint Annuitant. An Applicant may also designate one or more contingent Beneficiaries to receive Annuity Benefits in the event all Beneficiaries die before all Annuity Benefits payable to such Beneficiaries have been paid. These designations may be changed by the Participant from time to time.

If more than one Beneficiary or contingent Beneficiary is designated and the respective interest of each is not specified, they will be paid in equal shares. If any of several Beneficiaries dies before the Annuitant and any Joint Annuitant, any amounts payable upon the death of the Annuitant and any Joint Annuitant will be paid to the surviving Beneficiaries, in equal shares or as otherwise designated by the Participant. If any of several contingent Beneficiaries dies before all the Beneficiaries, any amounts payable upon the death of all Beneficiaries will be paid to the surviving contingent Beneficiaries, in equal shares or as otherwise designated by the Participant. After the start of Annuity Payments to one or more of several Beneficiaries or contingent Beneficiaries, if any of the designated Beneficiaries or contingent Beneficiaries dies, Annuity Payments will be continued in equal shares to the remaining Beneficiaries or contingent Beneficiaries then eligible to receive such payments unless otherwise specified by the Participant. After the start of Annuity Payments to a Beneficiary or contingent Beneficiary and after the death of all designated Beneficiaries or contingent Beneficiaries, the commuted value of any remaining guaranteed Annuity Payments due or to become due will be paid in one sum to the estate of the person or persons then receiving such payments. Such commuted value will be determined on the basis of the assumed interest rate selected by the Applicant, compounded annually. (See "Annuity Payments.")

Any designation or change of Beneficiary or contingent Beneficiary shall be made to the Company's home office by filing satisfactory written notice. When acknowledged in writing by the Company, such designation or change will take effect on the date the notice was signed. The Company will not be liable for any payment made or action taken by it before notice was acknowledged.

ANNUITY PAYMENTS

The first payment under any of the Annuity Options will be determined in accordance with the Annuity Payment rate based on the assumed annual interest rate selected by the Applicant. No purchase of an Annuity will be effected until the Company has received proof acceptable to it of the birth date of the Annuitant and any Joint Annuitant.

Under the Contract the Annuitant may choose between an assumed annual interest rate of 3% or 7%. If the Annuitant chooses the 7% assumed annual interest rate, as compared to choosing the 3% interest rate, Annuity Payments would start at a higher level but would increase more slowly if investment returns are more than 7% and decrease more rapidly. Therefore, election of the 7% assumed annual rate of interest would result in a higher first monthly payment, but would increase the possibility of reduced future payments during the periods when net investment performance of the Separate Account did not exceed the 7% assumed annual interest rate.

If the Annuitant chooses the 3% assumed annual interest rate, Annuity Payments would start at a lower level but would increase more rapidly if the investment returns are greater than 3% and decrease more slowly. Therefore, election of the 3% assumed annual interest rate would result in a lower first monthly payment but would decrease the possibility of reduced future payments.

The first Annuity Payment, for payments made on a monthly basis, is calculated by dividing the Purchase Payment, less any applicable taxes, by 1000 and multiplying the result by the appropriate figure shown on Appendix B. Values not shown will be calculated on an equivalent basis. The first Annuity Payment is then divided by the then current value of an Annuity Unit (see below) to determine the fixed number of Annuity Units used to calculate each subsequent Annuity Payment. Thereafter, each Annuity Payment is calculated by multiplying the fixed number of Annuity Units, as determined above, by the current Annuity Unit Value, less any applicable taxes. Since the value of an Annuity Unit will fluctuate from month to month, the amount of each Annuity Payment may also be expected to fluctuate. However, the Company guarantees that the Administrative Fee and the Periodic Charge will not be changed for any Annuity once issued. (See "Deductions and Charges.")

In some states the combination of the 7% and 3% assumed interest rates may not be available. Alternate rates may be offered as permitted under applicable state law.

ANNUITY UNITS

The value of an Annuity Unit was initially set at $1.00 upon commencement of the Separate Account's operations. The value of an Annuity Unit is thereafter determined as follows on each Payment Date:

     First: The Net Investment Factor is determined by dividing (a) by (b) and adding (c) to the result, where:


          (a) is the net increase or decrease in the net asset value per Class 1 share of the Stock Fund, plus the per share amount of any dividend or capital gain distribution paid or deemed paid by the Stock Fund on its Class 1 shares since the preceding Payment Date, plus or minus a per share charge or credit for any taxes incurred by or reserved for in the Separate Account as of the end of the current Payment Date which the Company determines to have resulted from maintenance of the Separate Account;

          (b) is the net asset value per Class 1 share of the Stock Fund on the preceding Payment Date, plus or minus a per share charge or credit for any taxes incurred by or reserved for in the Separate Account as of the end of the immediately preceding Payment Date which the Company determines to have resulted from maintenance of the Separate Account;


          (c) is the net result of 1.000, less the Periodic Charge (see "Deductions and Charges").

     The Net Investment Factor may be more or less than one. As explained above (see "Templeton Stock Fund"), after completion of the merger of the Variable Annuity Fund with the Stock Fund, the change in value of the Stock Fund's Class 1 shares will be used to determine the Annuity Unit Value.

     Second: An Annuity Unit value for a Payment Date is equal to:

          (a) the value of the Annuity Unit on the immediately preceding Payment Date;

          (b) multiplied by the Net Investment Factor for the period from the preceding Payment Date ending on the current Payment Date;

          (c) divided by the Assumed Net Investment Factor for that period.

The Assumed Net Investment Factor is equal to one plus the interest rate used in determining the basis for purchase of Annuities, adjusted to reflect the performance of the Separate Account during the particular valuation period. For example, using the 7% assumed annual interest rate, the Assumed Net Investment Factor for a one-year valuation period would be 1.07. For a one-day valuation period, the Assumed Net Investment Factor would be 1.000185. Using the 3% assumed annual interest rate, the Assumed Net Investment Factor for a one-year valuation period would be 1.03. For a one-day valuation period, the Assumed Net Investment Factor would be 1.000081. The value of an Annuity Unit will increase only when the actual investment results of the Separate Account exceeds the assumed rate of interest. If actual results are less than the assumed rate, the value of an Annuity Unit will decrease.

The value of an Annuity Unit as of any date other than a given Payment Date is equal to its value on the next succeeding Payment Date.

VALUE OF THE SEPARATE ACCOUNT


The value of the Separate Account on a Payment Date is equal to (a) its value on the previous Payment Date, less (b) the Periodic Charge, the Administration Fee and applicable taxes for the period since the preceding Payment Date (see "Deductions and Charges"), less (c) Annuity Benefits paid since the previous Payment Date, plus (d) net new contributions, plus (e) any dividend or capital gains distributions paid to the Separate Account by the Stock Fund - Class 1, and plus or minus (f) the increase or decrease in the net asset value of the Stock Fund's Class 1 shares since the preceding Payment Date.


DELAYS IN VALUATION AND PAYMENT

The determination of Net Asset Value or of Annuity Unit value and making of payments under the Annuities may be suspended or delayed:

     (a) for any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (ii) during which trading on the New York Stock Exchange is restricted;


     (b) for any period during which an emergency exists (as determined in accordance with any applicable regulatory requirements) as a result of which (i) disposal by the Separate Account or the Stock Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Separate Account or the Stock Fund fairly to determine the value of its net assets; or


     (c) for such other  periods as the  Commission  may by order permit for the
     protection   of   Participants,   Annuitants,   Joint   Annuitants   and/or
     Beneficiaries.



                               DEDUCTIONS AND CHARGES

Any applicable state premium taxes and other taxes will be deducted either from the initial Purchase Payment at the time an Annuity is purchased or from Annuity Payments or Annuity Benefits, as required by applicable law from time to time.


The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 0.8% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3% of average annual net assets to cover expense risk and 0.5% to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge. The Company also assesses an administrative charge (the "Administration Fee"), equal on an annual basis to 0.3% of the Separate Account assets, to reimburse the Company for a portion of its administrative expenses incurred in administering the Separate Account. The Company does not expect to recover from the Administration Fee an amount in excess of its accumulated administrative expenses. Even though the administrative expenses may increase, the Company guarantees it will not increase the amount of the Administration Fee. The Company also levies a charge against the Separate Account to reimburse the Company for the amount of any tax liability paid or reserved by the Company that results from the maintenance of the Separate Account. (For expenses borne by the Stock Fund - Class 1, see the current prospectus of the Stock Fund.)


                                  TAX INFORMATION

INTERNAL REVENUE CODE LIMITATIONS

The availability or terms of any payment option may be modified or restricted to the extent necessary to comply with U.S. Treasury Regulations covering permissible distributions from retirement plans. (See Appendix A.) In addition, persons contemplating the purchase of an Annuity should refer to the terms of their Plan for any limitations or restrictions regarding the date on which Annuity Payments must commence. In general, and except as otherwise permitted by U.S. Treasury Regulations, federal tax law requires that Annuity Payment must commence no later than April 1 of the year after the year in which the Annuitant attains age 70 1/2 . If the minimum distribution is not made, a 50% nondeductible excise tax is imposed as to the amount not distributed in accordance with U.S. Treasury Regulations.

In selecting a payment option for an Annuity, purchasers should also note that the Internal Revenue Code (the "Code") provides that benefit payments may be made only (a) over the life of the Annuitant or the lives of the Annuitant and any Joint Annuitant; or (b) over a period certain that does not exceed the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and any Joint Annuitant. Additionally, the Code allows selection of a payment option with a 100% joint and survivor annuity (i.e., the 100% level under Option 3 under the Contracts) only if the Joint Annuitant is either the Annuitant's spouse or is no more than 10 years younger than the Annuitant. If the Annuitant dies before the entire distribution due under the Annuity has been paid, such unpaid portion of the Annuity will be distributed (without interest) at least as rapidly as under the method of distribution being used as of the date of his death.

FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. The discussion is based on the Company's understanding of current federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "I.R.S."). No representation is made regarding the likelihood that either the particular laws or their interpretation will continue. No attempt is made to consider any state or other tax laws which may be applicable.

(A) FEDERAL TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

General: The Company is taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Separate Account is not a separate entity from the Company for purposes of the Code, the Company will be liable for any federal income taxes which become payable with respect to the income of the Separate Account. Under current law, no item of dividend income, interest income or realized capital gain attributable, at a minimum, to appreciation after January 1,1985, of the Separate Account will be taxed to the Company to the extent it is applied to increase reserves under the Contracts.

Under the principles set forth in I.R.S. Revenue Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company believes that the Company will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.

(B) FEDERAL TAX STATUS OF ANNUITANTS

The Annuities are designed for use with the Plans and other similar tax deferred retirement plans. The tax rules applicable to participants in such plans who purchase an Annuity vary according to the type of plan and the terms and conditions of the plan itself. Therefore, this discussion is designed to provide only general information about the use of the Annuities in connection with the various types of plans. Participants in plans are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract and the Annuities.


The Company believes that the Annuitant is not subject to federal income tax on increases in Annuity value until payments are received under the Annuity. Federal income taxation of Annuity Payments and Annuity Benefits is determined under Section 72 of the Code. Section 72 provides, in general, that a portion of each Annuity Payment which represents the Annuitant's "investment" in the Annuity is excluded from gross income for income tax purposes. ("Investment" refers generally to contributions that were not deductible or excludable from income when made.) If the Annuity is purchased entirely with assets which were excludable from the Annuitant/Participant's income, the "investment" by the Annuitant/Participant will be deemed to be zero and distributions will be fully taxable as payments are received. To the extent an Annuity is purchased with contributions that were subject to income tax when made to such a plan, proportional amounts of each Annuity Payment may be excluded from gross income for income tax purposes up to the aggregate amount of such contributions. In some circumstances, Annuity Payments made before the Annuitant attains age 59 1/2 may be subject to an additional 10% penalty tax.


(C) WITHHOLDING

With certain limited exceptions, withholding is required on Annuity Payments and Annuity Benefits. However, with certain exceptions, recipients of Annuity Payments and Annuity Benefits are allowed to make an election not to have federal income tax withheld, which election is revocable at any time.

The withholding rate, as determined from the recipient's withholding certificate, will be applied against the taxable portion of each Annuity Payment. If no withholding certificate is filed with the Company, tax will be withheld from Annuity Payments and Annuity Benefits on the basis that the payee is married with three withholding exemptions.

Persons who elect not to have withholding made are nonetheless liable for federal income tax on the Annuity Payments and Annuity Benefits received by them and may become subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

                                   VOTING RIGHTS


In accordance with its view of present applicable law, the Company will vote the Class 1 shares of the Stock Fund held in the Separate Account at special meetings of the shareholders of the Stock Fund in accordance with instructions received from persons having a voting interest in the Separate Account. The Company understands that under present applicable law, persons currently receiving payments under an Annuity have such voting interest. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

The number of votes which a person has a right to instruct will be determined by dividing the reserve for the applicable Annuity in the Separate Account by the net asset value per Class 1 share of the Stock Fund. Such number of shares will be determined as of a date coincident with the date established by the Stock Fund for determining shareholders eligible to vote at the meeting of the Stock Fund, which shall not be more than 90 days prior to any meeting of the Stock Fund. Voting instructions will be solicited by written communication at least 14 days prior to such meeting. The votes attributable to each Annuity decrease as reserves allocated to that Annuity decrease.


                    SUBSTITUTION OF SECURITIES AND OTHER CHANGES


If the Class 1 shares of the Stock Fund should no longer be available for investment by the Separate Account or if, in the Company's sole discretion the Company determines to discontinue such funding option, the Company may substitute shares of another mutual fund or other investment vehicle for Class 1 shares of the Stock Fund already purchased or to be purchased in the future under the Annuities. No substitution of securities may take place without prior approval of the Securities and Exchange Commission in accordance with such requirements as it may impose, without notice to or approval by persons having voting interest, or without complying with filing or other procedures established by applicable state insurance regulators.

At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Stock Fund Class 1 shares, the Separate Account may be operated as a management company under the Investment Company Act of 1940 or in any other permitted form, or it may be deregistered under the Act in the event registration is no longer required. The Company also reserves the right to add or delete other separate accounts or subaccounts of the Separate Account; to combine the Separate Account with other separate accounts and to combine one or more subaccounts; to transfer assets among separate accounts and subaccounts established by the Company or its affiliate or their successors or assigns; to add or delete mutual funds, other investment vehicles, or series of either as investments for a separate account or subaccount; to add a fixed account providing for the provision of Annuity Benefits out of the Company's general account; and to split or combine the value of the Annuity Units provided such action has no material effect on benefits or other provisions of Annuities previously issued under the Contracts.


On the first anniversary of the effective date of the Group Contract and on each anniversary of that date thereafter, the Company, upon 90 days' advance written notice to the Contractholder, may change any or all of the terms of the Group Contract, except that no such change may affect in any way the amount, value or terms of any Annuity purchased prior to the effective date of the change. In addition, upon notice to the person(s) currently receiving payments under an Annuity, the Contracts or an Annuity may be modified by the Company, but only if such modification: (1) is necessary to make the Contracts and/or the Annuities comply with any law or regulation issued by a governmental agency to which the Company, the Separate Account, the Contracts and/or an Annuity are subject; or
(2) is necessary to assure continued qualification of the Contracts or the Annuities under the Internal Revenue Code or other applicable federal or state laws relating to annuity contracts, deferred compensation plans, pension or profit sharing plans, individual retirement accounts or other retirement plans, as such laws may be amended from time to time; or (3) is necessary to reflect a change in the operation of the Separate Account as described in the preceding paragraph. In the event of any such modifications, the Company will make appropriate endorsement to the Contracts and, if applicable, the certificates.

                              PERFORMANCE INFORMATION

Performance information for the Separate Account, including the yield and total return, may appear in advertisements, reports, and promotional literature to current or prospective Contractowners.





























               STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

Templeton Funds Annuity Company ........................................2

Independent Accountants ................................................2

Performance Information ................................................2

Financial Information ..................................................3

Financial Statements--Templeton Funds Retirement Annuity Separate Account     4

Financial Statements--Templeton Funds Annuity Company ..................7

                                     APPENDIX A

Compliance with Internal Revenue Code Rules Relating To Annuity Contracts
                                   Purchased
                          for Distributions From Qualified
                Retirement Plans And Individual Retirement Accounts

1. Benefit payments may be made only (a) over the life of the Annuitant or the lives of the Annuitant and a Joint Annuitant, or (b) for a period certain that does not exceed the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and any Joint Annuitant.

2. If the Annuitant dies before his entire interest in the Annuity has been paid him, the unpaid interest of the Annuitant will be distributed at least as rapidly as under the method of distribution being used as of the date of his death.

3. The availability of, and payments pursuant to, the various Annuity Options under the Contracts may be restricted or altered to the extent necessary to comply with applicable U.S. Treasury Regulations.

4. The above rules may be supplemented or amended in order to comply with U.S. Treasury Regulations, including such regulations as may be issued from time to time under the Internal Revenue Code Sections 72, 401(a)(9) and 408.

                                     APPENDIX B

                       DOLLAR VALUE OF FIRST MONTHLY PAYMENT
                      FOR EACH $1,000 OF NET PURCHASE PAYMENT

The following Tables show the dollar value of the first monthly payment for each $1,000 of Net Purchase Payment. The amount of each payment depends upon the Annuity Option chosen and the Annuitant's and Joint Annuitant's, if any, actual age at the time the first payment is due. "Actual age", as used above, shall mean actual age to the nearest month on the Annuity Purchase Date. Annuity Payments under the Contracts will normally be made monthly. The Company may, in its discretion, agree to less frequent payments, based upon appropriate Annuity values and procedures.

                               OPTION 1--LIFE ANNUITY
   FIRST MONTHLY PAYMENT USING 7%      FIRST MONTHLY PAYMENT USING 3%
       ASSUMED INTEREST RATE                ASSUMED INTEREST RATE
                     FIRST MONTHLY                       FIRST MONTHLY
    ACTUAL AGE          PAYMENT         ACTUAL AGE          PAYMENT
    ----------          -------         ----------          -------
        50               $6.59              50               $4.09
        51               6.65               51               4.16
        52               6.75               52               4.23
        53               6.79               53               4.31
        54               6.86               54               4.39
        55               6.94               55               4.48
        56               7.02               56               4.57
        57               7.11               57               4.67
        58               7.21               58               4.77
        59               7.31               59               4.88
        60               7.42               60               5.00
        61               7.54               61               5.13
        62               7.67               62               5.26
        63               7.81               63               5.41
        64               7.95               64               5.56
        65               8.11               65               5.73
        66               8.29               66               5.90
        67               8.47               67               6.09
        68               8.67               68               6.29
        69               8.88               69               6.50
        70               9.11               70               6.74
        71               9.36               71               6.98
        72               9.63               72               7.25
        73               9.92               73               7.54
        74               10.23              74               7.85
        75               10.57              75               8.18

             OPTION 2--LIFE ANNUITY WITH 60 OR 120 PAYMENTS GUARANTEED

                   FIRST MONTHLY PAYMENT             FIRST MONTHLY PAYMENT
                     USING 7% ASSUMED                  USING 3% ASSUMED
                         INTEREST                          INTEREST
                   NUMBER OF GUARANTEED              NUMBER OF GUARANTEED
                     MONTHLY PAYMENTS                  MONTHLY PAYMENTS
 ACTUAL AGE           60          120                  60         120
     50              $6.58       $6.53               $4.08       $4.06
     51              6.64        6.59                 4.15        4.12
     52              6.70        6.65                 4.22        4.19
     53              6.77        6.71                 4.30        4.27
     54              6.84        6.77                 4.38        4.35
     55              6.91        6.84                 4.47        4.43
     56              6.99        6.91                 4.56        4.51
     57              7.08        6.99                 4.65        4.60
     58              7.17        7.07                 4.76        4.70
     59              7.27        7.16                 4.86        4.80
     60              7.37        7.25                 4.98        4.90
     61              7.49        7.35                 5.10        5.02
     62              7.61        7.46                 5.23        5.13
     63              7.74        7.56                 5.37        5.26
     64              7.88        7.68                 5.52        5.39
     65              8.03        7.80                 5.68        5.52
     66              8.19        7.93                 5.84        5.67
     67              8.36        8.06                 6.02        5.81
     68              8.54        8.20                 6.21        5.97
     69              8.73        8.35                 6.41        6.13
     70              8.94        8.50                 6.63        6.30
     71              9.16        8.65                 6.85        6.47
     72              9.40        8.81                 7.10        6.65
     73              9.65        8.97                 7.36        6.83
     74              9.91        9.14                 7.63        7.02
     75              10.19       9.31                 7.92        7.20


                 OPTION 3(A)--JOINT AND 100% SURVIVOR LIFE ANNUITY

                FIRST MONTHLY PAYMENT USING 7% ASSUMED INTEREST RATE

                                  ACTUAL AGE OF ANNUITANT
 Actual Age
  of JOINT         50           55           60           65           70          75
     ------        --           --           --           --           --          --
  ANNUITANT
  ---------
     50          $6.12        $6.20        $6.29        $6.36        $6.43       $6.48
     55           6.20         6.32         6.45         6.56         6.67        6.75
     60           6.29         6.45         6.62         6.80         6.96        7.10
     65           6.36         6.56         6.80         7.05         7.31        7.54
     70           6.43         6.67         6.96         7.31         7.68        8.06
     75           6.48         6.75         7.10         7.54         8.06        8.62



                FIRST MONTHLY PAYMENT USING 3% ASSUMED INTEREST RATE

                              ACTUAL AGE OF ANNUITANT
 Actual Age
  of Joint         50           55           60           65           70          75
                   --           --           --           --           --          --
  Annuitant
     50          $3.62        $3.74        $3.83        $3.91        $3.97       $4.02
     55           3.74         3.90         4.05         4.18         4.28        4.35
     60           3.83         4.05         4.26         4.46         4.64        4.77
     65           3.91         4.18         4.46         4.76         5.03        5.27
     70           3.97         4.28         4.64         5.03         5.45        5.83
     75           4.02         4.35         4.77         5.27         5.83        6.42


                  OPTION 3(B)--JOINT AND 75% SURVIVOR LIFE ANNUITY

                FIRST MONTHLY PAYMENT USING 7% ASSUMED INTEREST RATE

                                  ACTUAL AGE OF ANNUITANT
 Actual Age
  of Joint         50           55           60           65           70          75
                   --           --           --           --           --          --
  Annuitant
     50          $6.23        $6.37        $6.54        $6.73        $6.94       $7.17
     55           6.30         6.47         6.66         6.89         7.15        7.42
     60           6.36         6.56         6.80         7.08         7.40        7.74
     65           6.42         6.65         6.94         7.29         7.69        8.12
     70           6.47         6.73         7.07         7.49         8.00        8.57
     75           6.51         6.80         7.18         7.68         8.30        9.03


                FIRST MONTHLY PAYMENT USING 3% ASSUMED INTEREST RATE

                              ACTUAL AGE OF ANNUITANT
 Actual Age
  of Joint         50           55           60           65           70          75
                   --           --           --           --           --          --
  Annuitant
     50          $3.73        $3.90        $4.07        $4.25        $4.43       $4.60
     55           3.82         4.03         4.25         4.48         4.71        4.93
     60           3.90         4.15         4.43         4.72         5.03        5.32
     65           3.96         4.25         4.59         4.97         5.37        5.78
     70           4.00         4.33         4.72         5.19         5.72        6.28
     75           4.03         4.38         4.83         5.37         6.03        6.79



                  OPTION 3(C)--JOINT AND 50% SURVIVOR LIFE ANNUITY

                FIRST MONTHLY PAYMENT USING 7% ASSUMED INTEREST RATE

                              ACTUAL AGE OF ANNUITANT
 Actual Age
  of JOINT         50           55           60           65           70          75
     ------        --           --           --           --           --          --
  ANNUITANT
  ---------
     50          $6.35        $6.55        $6.81        $7.13        $7.54       $8.04
     55           6.39         6.62         6.90         7.26         7.70        8.24
     60           6.44         6.68         7.00         7.40         7.89        8.50
     65           6.48         6.75         7.09         7.55         8.11        8.80
     70           6.51         6.80         7.18         7.69         8.34        9.14
     75           6.54         6.84         7.26         7.82         8.55        9.49


                FIRST MONTHLY PAYMENT USING 3% ASSUMED INTEREST RATE

                              ACTUAL AGE OF ANNUITANT
 Actual Age
  of JOINT         50           55           60           65           70          75
     ------        --           --           --           --           --          --
  ANNUITANT
  ---------
     50          $3.84        $4.07        $4.34        $4.65        $5.00       $5.39
     55           3.90         4.17         4.47         4.83         5.23        5.68
     60           3.96         4.25         4.60         5.02         5.49        6.03
     65           4.00         4.32         4.72         5.20         5.76        6.41
     70           4.03         4.38         4.81         5.36         6.02        6.81
     75           4.05         4.42         4.88         5.49         6.25        7.20





                 OPTION 4(A)--JOINT AND 100% SURVIVOR LIFE ANNUITY
                            WITH 60 PAYMENTS GUARANTEED

                FIRST MONTHLY PAYMENT USING 7% ASSUMED INTEREST RATE

                                  ACTUAL AGE OF ANNUITANT
 Actual Age
  of JOINT         50           55           60           65           70          75
     ------        --           --           --           --           --          --
  ANNUITANT
  ---------
     50          $6.12        $6.21        $6.29        $6.36        $6.43       $6.48
     55           6.21         6.32         6.45         6.56         6.67        6.75
     60           6.29         6.45         6.62         6.80         6.96        7.10
     65           6.36         6.56         6.80         7.05         7.30        7.53
     70           6.43         6.67         6.96         7.30         7.68        8.04
     75           6.48         6.75         7.10         7.53         8.04        8.59

                FIRST MONTHLY PAYMENT USING 3% ASSUMED INTEREST RATE

                                  ACTUAL AGE OF ANNUITANT
 Actual Age
  of JOINT         50           55           60           65           70          75
     ------        --           --           --           --           --          --
  ANNUITANT
  ---------
     50          $3.62        $3.74        $3.83        $3.91        $3.97       $4.02
     55           3.74         3.90         4.05         4.18         4.28        4.35
     60           3.83         4.05         4.26         4.46         4.63        4.77
     65           3.91         4.18         4.46         4.76         5.03        5.26
     70           3.97         4.28         4.63         5.03         5.44        5.82
     75           4.02         4.35         4.77         5.26         5.82        6.41


                 OPTION 4(B)--JOINT AND 100% SURVIVOR LIFE ANNUITY
                            WITH 120 PAYMENTS GUARANTEED

                FIRST MONTHLY PAYMENT USING 7% ASSUMED INTEREST RATE

                                  ACTUAL AGE OF ANNUITANT
 Actual Age
  of JOINT         50           55           60           65           70          75
     ------        --           --           --           --           --          --
  ANNUITANT
  ---------
     50          $6.12        $6.20        $6.29        $6.36        $6.42       $6.47
     55           6.20         6.32         6.44         6.56         6.66        6.73
     60           6.29         6.44         6.61         6.78         6.94        7.07
     65           6.36         6.56         6.78         7.03         7.27        7.48
     70           6.42         6.66         6.94         7.27         7.62        7.94
     75           6.47         6.73         7.07         7.48         7.94        8.41

                FIRST MONTHLY PAYMENT USING 3% ASSUMED INTEREST RATE

                                  ACTUAL AGE OF ANNUITANT
 Actual Age
  of JOINT         50           55           60           65           70          75
     ------        --           --           --           --           --          --
  ANNUITANT
  ---------
     50          $3.62        $3.74        $3.83        $3.91        $3.97       $4.01
     55           3.74         3.90         4.05         4.17         4.27        4.34
     60           3.83         4.05         4.26         4.46         4.62        4.75
     65           3.91         4.17         4.46         4.75         5.01        5.23
     70           3.97         4.27         4.62         5.01         5.40        5.75
     75           4.01         4.34         4.75         5.23         5.75        6.27

                         OPTION 5--UNIT REFUND LIFE ANNUITY

                FIRST MONTHLY PAYMENT           FIRST MONTHLY
                   USING 7% ASSUMED           PAYMENT USING 3%
                    INTEREST RATE           ASSUMED INTEREST RATE
                         First Monthly                  First
                ACTUAL      PAYMENT         ACTUAL     Monthly
                  AGE                         AGE      PAYMENT
                  ---                         ---      -------
                   50        $6.46             50       $3.90
                   51        6.51              51        3.95
                   52        6.56              52        4.00
                   53        6.61              53        4.06
                   54        6.67              54        4.13
                   55        6.74              55        4.19
                   56        6.80              56        4.26
                   57        6.87              57        4.33
                   58        6.95              58        4.41
                   59        7.03              59        4.49
                   60        7.11              60        4.57
                   61        7.20              61        4.66
                   62        7.30              62        4.75
                   63        7.40              63        4.84
                   64        7.50              64        4.94
                   65        7.61              65        5.05
                   66        7.73              66        5.15
                   67        7.86              67        5.27
                   68        7.99              68        5.39
                   69        8.13              69        5.52
                   70        8.28              70        5.65
                   71        8.43              71        5.79
                   72        8.60              72        5.94
                   73        8.78              73        6.10
                   74        8.96              74        6.26
                   75        9.16              75        6.43

                        [THIS PAGE INTENTIONALLY LEFT BLANK]




PAGE


            STATEMENT OF ADDITIONAL INFORMATION TO THE PROSPECTUS
                                     FOR
                        TEMPLETON RETIREMENT ANNUITIES

                                  ISSUED BY
             TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
                                      OF
                       TEMPLETON FUNDS ANNUITY COMPANY
                              100 Fountain Parkway
                      St. Petersburg, Florida 33716-1205



                          Dated May 11, 1998



     This Statement of Additional Information is not a prospectus. It provides information which is supplemental to that contained in the current Prospectus for Templeton Retirement Annuities, dated May 11, 1998. This Statement should be read in conjunction with the Prospectus, which may be obtained by calling (800) 774-5001, or by writing Templeton Funds Annuity Company, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.



PAGE



                                  TABLE OF CONTENTS
                                                                          Page

Templeton Funds Annuity Company.........................................

Independent Accountants.................................................

Performance Information.................................................

Financial Information...................................................

Financial Statements--Templeton Funds Annuity Company...................

                           TEMPLETON FUNDS ANNUITY COMPANY


     Templeton Funds Annuity Company (the "Company"), the sponsor of Templeton Funds Retirement Annuity Separate Account (the "Separate Account"), is a Florida insurance company which was organized on January 25, 1984 and is licensed to engage in the life insurance business in Florida. The Company is the underwriter of Contracts pursuant to which Templeton Retirement Annuities are issued, and is custodian of the assets of the Separate Account. The Company is wholly owned by Franklin Agency, Inc. ("Franklin Agency") and is located at 100 Fountain Parkway, St. Petersburg, Florida 33716-1205. Franklin Agency is an affiliate of Franklin Templeton Distributors, Inc. ("FTD"), a registered broker-dealer which serves as principal underwriter for all of the publicly-distributed open-end Templeton Funds. Franklin Agency, FTD and Franklin Templeton Trust Company are wholly-owned subsidiaries of Franklin Resources, Inc. ("Franklin"), a publicly-traded financial services company whose stock is listed on the New York Stock Exchange. Franklin affiliates act as an investment advisers to the funds in the Franklin Templeton group of funds.


                               INDEPENDENT ACCOUNTANTS

      The firm of Coopers & Lybrand L.L.P. serves as independent accountants for the Separate Account.

PERFORMANCE INFORMATION

         Performance information for the Separate Account, including yield and total return, may appear in advertisements, reports, and promotional literature to current or prospective Contractowners.

         Quotations of yield for the Separate Account will be based on all investment income per Annuity Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Annuity Unit on the last day of the period, according to the following formula:
                                          6
                  YIELD = 2[((a-b/cd) + 1)  - 1]


where

a = net investment income earned during the period by the Fund attributable to shares owned by the Separate Account,
b    = expenses accrued for the period (net of reimbursements),
c = the average daily number of Annuity Units outstanding during the period that were entitled to receive dividends, and
d = the maximum offering price per Annuity Unit on the last day of the period.



     Quotations of average annual total return for the Separate Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in an Annuity over a period of one, five, and ten years (or, if less, up to the life of the Separate Account), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Total returns will be consistent with applicable with SEC rules. Performance information for the Separate Account may also be advertised based on the historical performance of the Fund for periods beginning prior to the date the Separate Account commenced operations. Any such performance calculation will be based on the assumption that the Separate Account was in existence throughout the stated period and that the contractual charges and expenses of the Separate Account during the period were equal to those currently assessed under the Contract. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges.



         Performance information for the Separate Account may be compared, in reports and promotional literature, to the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), or other indices that measure performance of a pertinent group of securities so that investors may compare the Separate Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security. Performance information may also be compared to (i) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and
(ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in an Annuity. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for the Separate Account reflects only the performance of a hypothetical Contract, the assets of which are invested in the Fund, during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         Reports and promotional literature may also contain other information including the ranking of the Separate Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.



PAGE



                                FINANCIAL INFORMATION

      The financial statements of the Company included in this Statement of Additional Information ("SAI") should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.


PAGE


                                       PART C

                                  OTHER INFORMATION

Item 24.                  Financial Statements and Exhibits

      (a)   Financial Statements

            Templeton Funds Retirement Annuity Separate Account of Templeton Funds Annuity Company
            Audited Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated
            December 31, 1997, as filed with the SEC electronically on Form Type N-30D on March 5, 1998
            Report of Independent Accountants
            Statement of Assets and Liabilities
            Statement of Operations
            Statements of Changes in Net Assets
            Notes to Financial Statements

            Contained in Part B:

            Templeton Funds Annuity Company
            Year ended 12/31/97
            Report of Independent Accountants
            Balance Sheets
            Statements of Income
            Statements of Stockholders' Equity
            Statements of Cash Flows
            Notes to Financial Statements

      (b)   Exhibits

            (10)  Consent of Independent Public Accountants
            (14)  Financial Data Schedule


     All other relevant exhibits have been previously filed and are incorporated by reference


          -------- * For other Exhibits, reference is made to the Registrant's Pre-Effective Amendment No. 3 to the Registration Statement filed on February 16, 1988, Post-Effective Amendment No. 3 to the Registration Statement filed on August 31, 1990, Post- Effective Amendment No.4 to the Registration Statement filed on December 20, 1990, Post-Effective Amendment No. 6 to the Registration Statement filed on March 20, 1992 and Post-Effective Amendment No. 11 to the Registration Statement filed on December 1, 1995. Post-Effective Amendment No. 13 filed on November 20, 1996, and Post-Effective Amendment No. 6 of Templeton Immediate Variable Annuity (Registration Nos. 33-37846 and 811-6230) filed on July 28, 1997. Note that the Opinion of Counsel and Consent to Use was filed as Exhibit 24(b)(10) to the Post- Effective Amendment No. 4 to the Registration Statement. In accordance with Part C of the Form N-4, the Opinion of Counsel and Consent to Use should have been filed as Exhibit 24(b)(9).



PAGE



Item 25.          Directors and Executive Officers of the Depositor

      Name and Principal                        Positions and Offices
       Business Address                             With Depositor

Gordon W. Campbell                              Director, Vice Chairman
425 22nd Avenue, North
St. Petersburg, Florida  33709

Richard P. Austin                               Director, President,
100 Fountain Parkway                              Chief Executive Officer
St. Petersburg, Florida  33716-1205

/s/ Karen L. Skidmore                           Vice President and Secretary
777 Mariners Isld. Blvd.
San Mateo, CA 94402

Louie N. Adcock, Jr.                            Director
Fisher & Sauls, P.A.
100 Second Avenue South
Suite 700, City Center
St. Petersburg, Florida  33715

Thomas A. Watson                                Director
4971 Bacopa Lane South #301
St. Petersburg, Florida  33715

Martin L. Flanagan                              Director, Treasurer
777 Mariners Island Blvd.
San Mateo, California  94404-1585

Thomas C. Banzhof                               Director, Chairman
777 Mariners Island Blvd.
San Mateo, California  94404-1585

David J. Tobin                                  Senior Vice President, Chief
100 Foutain Parkway                               Operating Officer
St. Petersburg, Florida  33716-1205

Peter E. Barnett                                Vice President
100 Fountain Parkway
St. Petersburg, Florida 33176-1205


PAGE



Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

            Reference is made to the section entitled "Templeton Funds Annuity Company" in Part B of this Registration Statement.


Item 27.          Number of Contractowners

            As of December 31, 1997, the Registrant had 303 contractowners.


Item 28.          Indemnification

            Article VIII of the Articles of Incorporation of Securities Fund Annuities, Inc. (now Templeton Funds Annuity Company) provides:

            "This corporation shall indemnify any incorporator, director or officer to the full extent permitted by law."

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforce- able. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and the Registrant will be governed by the final adjudication of such issue.


Item 29.          Principal Underwriter

          (a) Templeton Funds Annuity Company is underwriter of the contracts, and does not serve as principal underwriter for any other investment companies.

          (b)  See Item 25.

          (c)  Not applicable.


Item 30.          Location of Accounts and Records

            Registrant's accounts and records are maintained by Templeton  Funds
            Annuity  Company,  100 Fountain Parkway,  St.  Petersburg,   Florida
            33716-1205.


Item 31.          Management Related Services

            N/A




PAGE



Item 32.          Undertakings

            (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.


            (b) Registrant undertakes to include either (1) as part of any application or enrollment form for the purchase of an Annuity offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that an applicant can remove to send for a Statement of Additional Information.

            (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


               The Registrant and its Depositor, Templeton Funds Annuity Company, are relying on the Great-West Life and Annuity Insurance Company no-action letter (pub. avail. October 23, 1990), and are delivering financial statements to contrat owners as required by that letter.



PAGE



                                     SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements of effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 15 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo in the State of California on this 11th day of May, 1998.

                 TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
                                    (Registrant)

                        By:  TEMPLETON FUNDS ANNUITY COMPANY
                                     (Depositor)

                       By:    /s/ Richard P. Austin
                              Richard P. Austin
                              President


PAGE



            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     Signature                   Title                           Date

_________________________     Vice Chairman and                May 11, 1998
Gordon W. Campbell            Director

Richard P. Austin*            Director, President              May 11, 1998
                              and Chief Executive Officer

_________________________     Director                         May 11, 1998
Louie N. Adcock, Jr.*

_________________________     Director                         May 11, 1998
Thomas A. Watson*

_________________________     Director                         May 11, 1998
Martin L. Flanagan*           and Treasurer

_________________________     Director and Chairman            May 11, 1998
Thomas C. Banzhof*

David J. Tobin*               Senior Vice President and        May 11, 1998
                              Chief Operating Officer

/s/Karen L. Skidmore          Vice President and Secretary     May 11, 1998
Karen L. Skidmore

*By:   /s/ Karen L. Skidmore
       Karen L. Skidmore
       as attorney-in-fact

       * By Powers of Attorney previously filed.